WEISHEN INDUSTRIAL SERVICES PTE LTD
31 BUKIT BATOK CRESCENT, #01-06 THE SPLENDOUR, SINGAPORE 658070
UEN & GST No. : 19-9304095-H
Tel: (65) 6733-2055 | Fax: (65) 6733-2655
E-mail : PROCUREMENT@weishen.com.sg

Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

VENDOR

GAUSSIAN ROBOTICS PTE. LTD.
139951

VENDOR NO. VSC2094
CONTACT
MOBILE NO.

PURCHASE ORDER

PO NUMBER		VERSION	ORDER DATE
61 02 22001007		1	28-03-2022
EXP MONTH	DELIVERY DATE	SHIPPING	
APR-22	01-04-2022, Fri	1	

OTHER INSTRUCTIONS

PAYMENT TERMS:
20% PRE-DELIVERY PAYMENT(WITHIN 15 DAYS FROM THE DATE OF PO), REMAINING 80% FINANCING.

SHIPPING INFORMATION

CONTACT PERSON
MOBILE NO.

PROJECT CODE	ASSET ID
661	

WEISHEN CONTACT

BUYER
NAME: ARIES LEE
DID: 6572 1158
EMAIL: aries_lee@weishen.com.sg

ACCTS PAYABLES
NAME: CHAN SOFUN
DID: 6572 1163
EMAIL: accountspayable@weishen.com.sg

SKU#	PRODUCT NAME	CCTR	QTY	UOM	UNIT PRICE	AMT (SGD)
ITEM	ECOBOT SCRUBBER 50 PRO INCLUSIVE AUTO-CHARGING DOCK & BLAZECUT FIRE SUPPRESSANT	661	[Redacted]	UNIT	[Redacted]	2,925,000.00

SUB TOTAL	**2,925,000.00**
GST 7%	**204,750.00**
GRAND TOTAL	**3,129,750.00**

SINGAPORE DOLLARS
THREE MILLION ONE HUNDRED TWENTY-NINE THOUSAND SEVEN HUNDRED FIFTY AND CENTS ZERO ONLY

WEISHEN's Purchase Order Terms and Conditions attached to, transmitted with, or referenced in this Purchase Order (together with all related specifications, drawings, or other documents referred to on the face of the Purchase Order or related to this Purchase Order) are incorporated by reference and shall govern the transaction(s) entered into pursuant to this Purchase Order. WEISHEN's Purchase Order number must appear on all invoices, shipping documents and notices, bills of lading, and all correspondence related to this order. Unless prohibited by law or otherwise indicated on the face of this Purchase Order, all Payment terms shall commence from the date upon which both (i) a correct invoice is received at the specified WEISHEN address and in accordance with the Net terms of payment indicated below subject to WEISHEN's scheduled payment runs and (ii) all goods and/or services are received in conformance with the Purchase Order.